Provisions for Income Taxes and Net Income Per Share If Tax Holidays Including Tax Exemption and Preferential Tax Rates Granted Were Not Available (Detail) (USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Provision For Income Taxes [Line Items]
Provision for income taxes expense	$ 6,854	$ 6,989	$ 10,726
Net (loss) income per share - basic	$ (0.02)	$ 0.03	$ 0.01
Net (loss) income per share - diluted	$ (0.02)	$ 0.03	$ 0.01